UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 4, 2007


                          NAPCO SECURITY SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


        Delaware                      0-10004                   11-2277818
        --------                ---------------------        -------------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
    of incorporation)                                        Identification No.)


                 333 Bayview Avenue, Amityville, New York 11701
                    (Address of principal executive offices)


Registrant's telephone number, including area code:           (631) 842-9400

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

         On December 4, 2007, the Board of Directors of Napco Security Systems, Inc. ("the Company") voted to amend Sections 1, 3, 4 and 5 of Article VII of the Company's By-Laws to permit the use of uncertificated shares for the Company's capital stock. The amendments were adopted in connection with the Company becoming eligible to participate in the Direct Registration System by January 1, 2008, as required by the NASDAQ Global Market rules.

ITEM 9.01.      Financial Statements and Exhibits

        Exhibits

        Exhibit No.     Description
        -----------     -----------

        3.1 Amendment to Article VII, Sections 1, 3, 4 and 5 of the By-Laws effective December 4, 2007. Filed herewith.

        3.2 By-Laws, as amended effective December 4, 2007. Filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                        NAPCO SECURITY SYSTEMS, INC.
                                        (Registrant)


Date: December 4, 2007                  By: /s/ Kevin S. Buchel
                                            ------------------------------------
                                            Name:    Kevin S. Buchel
                                            Title:   Senior Vice President of
                                                     Operations and Finance